Exhibit 99.1
VIA PHARMACEUTICALS COMPLIES WITH NASDAQ RULE
San Francisco, CA, March 28, 2008 — VIA Pharmaceuticals, Inc. (NASDAQ: VIAP), a biotechnology company focused on the development of compounds for the treatment of cardiovascular disease, announced today, in compliance with NASDAQ Marketplace Rule 4350(b)(1)(B), that the independent audit report included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and filed with the Securities and Exchange Commission on March 28, 2008 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern. The disclosure in this press release is required under the above NASDAQ rule and does not represent any change to the Company’s Annual Report on Form 10-K filed on March 28, 2008 with the Securities and Exchange Commission.
About VIA Pharmaceuticals, Inc.
VIA Pharmaceuticals, Inc. is a biotechnology company focused on the development of compounds for the treatment of cardiovascular disease. VIA is building a pipeline of small-molecule drugs that target a significant unmet medical need: reducing inflammation in the blood vessel wall, which is an underlying cause of atherosclerosis and its complications, including heart attack and stroke. The company’s lead drug candidate, VIA-2291, is in multiple Phase II clinical studies in patients with cardiovascular disease. For more information, visit: www.viapharmaceuticals.com.
Forward-Looking Statements
This press release may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to VIA’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause VIA’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond VIA’s control and which could materially affect actual results, levels of activity, performance or achievements.
Factors that may cause actual results to differ materially from current expectations include, but are not limited to:
•	our ability to obtain necessary financing;

•	our ability to control our operating expenses;

•	our ability to recruit and enroll patients for the ACS and FDG-PET clinical trials;

•	failure to obtain sufficient data from enrolled patients that can be used to evaluate VIA-2291, thereby impairing the validity or statistical significance of our clinical trials;

•	our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials;

•	complexities in designing and implementing cardiovascular clinical trials using histological examinations, measurement of biomarkers, medical imaging and atherosclerotic plaque bioassays;

•	the results of our clinical trials, including without limitation, with respect to the safety and efficacy of VIA-2291;

•	the outcome of any legal proceedings;

•	our ability to obtain necessary FDA approvals;

•	our ability to successfully commercialize VIA-2291;

•	our ability to obtain and protect our intellectual property related to our product candidates;

•	our potential for future growth and the development of our product pipeline;

•	our ability to form and maintain collaborative relationships to develop and commercialize our product candidates;

•	general economic and business conditions; and

•	the other risks described under Item IA “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 on file with the SEC.
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and VIA undertakes no obligation to update publicly any of these statements in light of new information or future events.
Contact Information:
VIA Pharmaceuticals, Inc.
James G. Stewart
Senior Vice President and Chief Financial Officer
415.283.2204
For Media:
WeissComm Partners
Aimee Corso — 310-780-2661
acorso@wcpglobal.com
For Investors:
The Trout Group
Ian Clements / Lauren Glaser — San Francisco — 415.392.3385
Brian Korb — New York City — 646.378.2923
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